CONFIDENTIAL
NOTE PURCHASE AGREEMENT
This Note Purchase Agreement, dated as of March 20, 2015 (this "Agreement"), is between bBooth, Inc., a Nevada corporation (the "Company"), and The ______________ (the "Investor").
WHEREAS the Company wishes to engage DelMorgan Group LLC (together with its affiliates, "DelMorgan") as its financial advisor;
WHEREAS DelMorgan has agreed to be engaged by the Company according to terms specified in an engagement letter (the "DelMorgan Engagement Letter"), including the payment by the Company to DelMorgan of an initial fee for such engagement (the "DelMorgan Fee");
WHEREAS the Investor, in exchange for a note from the Company, has agreed to pay the DelMorgan Fee for the benefit of the Company;
NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES HERETO AGREE AS FOLLOWS:
ARTICLE I
ISSUANCE OF THE NOTE AND PAYMENT OF DELMORGAN FEE
1.1            Initial Sale.  Subject to terms of this Agreement, the Company shall sell and issue to the Investor at the Closing a note, in the form attached hereto in Exhibit A (the "Note"), in the principal amount set forth on the Investor's signature page (the "Principal Amount").
1.2            Payment of DelMorgan Fee.  Upon the receipt of the Note at the Closing, the Investor shall pay to DelMorgan in cash an amount equal to the Principal Amount, for the payment of the DelMorgan Fee on behalf of the Company.
1.3            Retention of DelMorgan.  At or prior to the Closing, the Company shall enter into the DelMorgan Engagement Letter with DelMorgan.
ARTICLE II
CLOSING; DELIVERY
2.1            Closing.  The issuance, sale, and purchase pursuant to Section 1.1 (the "Closing") will take place remotely via the exchange of documents, signatures, and funds at 5 p.m. Pacific Time on March 20, 2015, or at such other time and place upon which the Company and the Investor mutually agree.
2.2            Purchase Price.  At the Closing, the Company shall deliver to the Investor the Note purchased by such Investor, against payment by the Investor of an amount in cash equal to the Principal Amount of the Note, which shall be paid by the Investor to DelMorgan for the benefit of the Company as payment of the DelMorgan Fee.  The Company shall register the Note in the Investor's name in the Company's records.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to each Investor the following:
3.1            Due Incorporation, Qualification, etc.  The Company (i) is a corporation duly organized, validly existing, and in current standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease, and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business, and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.
3.2            Authority.  The execution, delivery, and performance by the Company of each transaction document to be executed by the Company and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been, or will be by the Initial Closing, duly authorized by all necessary actions on the part of the Company.
3.3            Enforceability.  Each transaction document executed, or to be executed under this Agreement, by the Company has been, or will be upon delivery, duly executed and delivered by the Company and constitutes, or will constitute upon delivery, a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
The Investor represents and warrants to the Company the following:
4.1            Binding Obligation.  The Investor has full legal capacity, power, and authority to execute and deliver this Agreement and to perform the Investor's obligations hereunder.  This Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.
4.2            Securities Law Compliance.  The Investor has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available.  The Investor is aware that the Company is under no obligation to effect any such registration with respect to the Securities or to file for or comply with any exemption from registration.  The Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor's financial condition and is able to bear the economic risk of such investment for an indefinite period of time.  The Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as are reasonably requested by the Company.  The principal place of business of the Investor is correctly set forth under the Investor's name on the signature page.

4.3            Access to Information.  The Investor acknowledges that the Company has given the Investor access to the corporate records of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by the Investor, and has furnished the Investor with all documents and other information required for the Investor to make an informed decision with respect to the purchase of the Securities.
4.4            Legal and Tax Counsel.  The Investor acknowledges that the Company has prepared this Agreement and that the Investor has received no representation from the Company or its current or prospective advisors about the personal tax or other consequences of a purchase of the Securities as contemplated in this Agreement.  The Investor has relied on the Investor's own legal and tax counsel to the extent the Investor deems necessary as to all matters and questions concerning the purchase of the Securities and has not relied on any opinion of the Company, its counsel, advisors or accountants.  Furthermore, the Investor has obtained, to the extent the Investor deems necessary, the Investor's own professional advice with respect to the risks involved with the purchase of the Securities, and the suitability of the investment in the Securities in light of the Investor's financial condition and investment needs.
4.5            Further Acknowledgments.  The Investor acknowledges and is aware of the following:
(a)            No state or federal agency has made any finding or determination as to the fairness of the terms of the investment and sale of the Securities, nor has any state or federal agency recommended or endorsed the Securities.
(b)            Neither the Company nor any of its officers, directors, employees, agents or advisors or others have, in connection with this investment, indicated that the Company will attain any specified level of profit or loss at any time or consummate any particular transaction at any time, and the Investor has not relied on any such statement made by anyone in making this investment.
(c)            No general advertising or solicitation has been employed by the Company or any other person in connection with the sale of the Securities.

ARTICLE V
MISCELLANEOUS
5.1            Assignment; Delegation.  Without the prior written consent of the other party, neither of the parties hereto may (i) assign this Agreement or any of its rights under this Agreement, or (ii) delegate any performance under this Agreement; in either case, whether voluntarily or involuntarily, by merger, consolidation, dissolution, change of control, or otherwise.  Any purported assignment of rights or delegation of performance in violation of this section will be void.
5.2            Amendments and Waivers.  Any amendment to this Agreement must be in writing and identified as an amendment to this Agreement.  Any amendment to this Agreement requires the consent of the Company and the Investor.  Any waiver of a right of the Company requires the written consent of the Company, and any waiver of a right of the Investors requires the written consent of the Investor.  A party may waive a provision on such party's own behalf, without the consent of any other party.
5.3            Entire Agreement.  This Agreement and the Note constitute the entire and final agreement between the parties.  They are the complete and exclusive expression of the parties' agreement with respect to the subject matters hereof and thereof.  They supersede all prior negotiations, term sheets, and other agreements, either oral or in writing, between the parties with respect to the subject matters hereof and thereof.  No provisions of this Agreement and the agreements, documents, exhibits, and instruments referenced herein may be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings.  In entering into this Agreement, neither party has relied on any statement, representation, warranty, or agreement of any other person except for those expressly contained in this Agreement.  There are no conditions precedent to the effectiveness of this Agreement other than those expressly stated in this Agreement.
5.4            Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable, (i) the validity, legality, and enforceability of the remaining provisions of this Agreement will not be affected or impaired, and (ii) the parties shall negotiate in good faith so as to replace each such invalid, illegal, or unenforceable provision with a valid, legal, and enforceable provision that will, in effect, from an economic viewpoint, most nearly and fairly achieve the effect of the invalid, illegal, or unenforceable provision and the intent of the parties in entering into this Agreement.
5.5            Headings.  The descriptive headings of the articles, sections, and subsections of this Agreement are for convenience of reference only.  They do not constitute a part of this Agreement and do not affect this Agreement's construction or interpretation.
5.6            Survival.  The representations, warranties, covenants, and agreements made herein survive the execution and delivery of this Agreement and each Closing.
5.7            Successors and Assigns.  This Agreement binds and benefits the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns.
5.8            Notices.  To be effective, any notice, consent, or communication required or permitted to be given in connection with this Agreement must be in writing and personally delivered or sent by messenger, fax, overnight courier, or certified mail and when to the Company, addressed to the principal office of the Company, to the attention of the president, or, in the case of the Investor, to the Investor's address indicated on the Investor's signature page.  All notices, consents, and communications are deemed delivered and received by the receiving party (i) if personally delivered or delivered by messenger, on the date of delivery or on the date delivery was refused, (ii) if delivered by fax transmission, upon receipt of fax confirmation of the party transmitting such fax, or (iii) if delivered by overnight courier or certified mail, on the date of delivery as established by the return receipt, courier service confirmation, or similar documentation (or the date on which the courier or postal service, as the case may be, confirms that acceptance of delivery was refused or undeliverable).
5.9            Governing Law.  The laws of the state of California govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates, including, without limitation, its interpretation, construction, performance, and enforcement, without giving effect to such state's conflicts of law principles or rules of construction concerning the drafter hereof.
5.10            Counterparts.  If the parties sign this Agreement in counterparts, each counterpart constitutes an original, and all counterparts, collectively, constitute only one agreement.  The signatures of all the parties need not appear on the same counterpart, and delivery of a signed counterpart signature page by fax or other electronic transmission is as effective as signing and delivering an original.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties hereby enter into this Agreement as of the date in the caption of this Agreement.

THE INVESTOR                                                                                                                THE COMPANY

bBOOTH, INC.
(Name as it should appear on the Note)

By:____________________________________                                                                                                                              By:____________________________________

Name:                                                                                                                                    Name:_________________________________

Title: Trustee                                                                                                                              Title:_________________________________

Address:                                                                                                                      Address: 1157 N. Highland Ave.
Suite C

City, State ZIP:                                                                                                                    City, State:  Hollywood, CA 90038

Tax ID Number:                                                                                                          Tax ID Number: 46-1669753

PRINCIPAL AMOUNT:  US$125,000.00

EXHIBIT A
FORM OF NOTE
NOTE PAYABLE
US$125,000.00                                                                                                                              Date:  March 27, 2015

For value received, the undersigned bBooth, Inc. (the "Borrower"), located at 1157 North Highland Avenue, Suite C, Hollywood, California 90038, promises to pay to the order of The ________ (the "Lender") at 3501 Jamboree Road, Suite 100, Newport Beach, California 92660 (or at such other place as the Lender may designate in writing) the sum of US$125,000.00 plus interest.

I.	TERMS OF REPAYMENT

a.	Principal Amount
The initial principal amount of this Note is one hundred twenty-five thousand U.S. dollars  (US$125,000.00) (the "Initial Principal Amount").  The "Principal Amount" shall be the Initial Principal Amount, less any amounts paid in principal, plus any amounts of accrued interest not paid in cash when due.

b.	Prepayment of Principal
The Borrower reserves the right to prepay this Note (in whole or in part) at any time with no prepayment penalty.  All payments on this Note shall be applied first in payment of accrued interest, and any remainder in payment of principal.

c.	Maturity Date
The remaining unpaid principal balance, along with any accrued interest, shall be due and payable in full upon the "Maturity Date," which is the earlier to occur of (i) the date when the Borrower consummates a "Transaction" (as such term is defined in the engagement agreement between the Borrower and DelMorgan Group LLC and its affiliates attached hereto (the "DelMorgan Engagement Agreement")) and (ii) March 20, 2017.

d.	Interest Payments
Interest shall be payable on this Note at an annual rate of 12%, payable monthly, beginning on April 20, 2015 and continuing on the 20th day of each subsequent month (the "Due Date") until the Maturity Date.  By way of example, if the Initial Principal Balance is US$125,000.00, 100% of the interest is paid on time and there are no prepayments of principal, then the interest payments will be US$1,250.00 per month.

e.	Late Fee
The Borrower promises to pay a late charge of US$500.00 for each installment that remains unpaid more than fifteen (15) days after its due date.  This late charge shall be paid as liquidated damages in lieu of actual damages, and not as a penalty.  Payment of such late charge shall, under no circumstances, be construed to cure any default arising from or relating to such late payment.

f.	Acceleration of Debt
If any payment obligation under this Note is not paid when due, the remaining unpaid principal balance and any accrued interest shall become due immediately at the option of the Lender.

II.	COLLECTION COSTS
If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

III.	DEFAULT
If any of the following events of default occurs (an "Event of Default"), this Note and any other obligations of the Borrower to the Lender shall become due immediately, without demand or notice:

A)	The failure of the Borrower to pay the principal and accrued interest when due;

B)	The liquidation, dissolution, incompetency or death of the Borrower;

C)	The filing of bankruptcy proceedings involving the Borrower as a debtor;

D)	The application for the appointment of a receiver for the Borrower;

E)	The making of a general assignment for the benefit of the Borrower's creditors;

F)	The insolvency of the Borrower;

G)	A misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or

H)	The sale of a material portion of the business or assets of the Borrower.

IV.	SEVERABILITY OF PROVISIONS
If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

V.	MISCELLANEOUS
All payments of principal and interest on this Note shall be paid in the legal currency of the United States.  The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by the Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of the Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to the Borrower.  All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.
This Note may not be amended without the prior written approval of the holder.

VI.	GOVERNING LAW
This Note shall be governed and construed in accordance with the laws of the State of California, without regard to choice of laws provisions.  All lawsuits, hearings, arbitration or other proceedings shall take place in federal or state court located in the City of Los Angeles, Los Angeles County, State of California.  The parties irrevocably waive any objections they may have based on improper venue or inconvenient forum in any such court located in the City of Los Angeles, Los Angeles County, State of California.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Note has been executed and delivered in the manner prescribed by law as of the date first written above.

Signed this ___ day of ___________, ____, at ____________________, ________________.

BORROWER:

bBooth, Inc.

By:

Name:

Title:

Agreed and Accepted this ___ day of ________, 2015.

LENDER:

____________________________________

By:

Name:  _____________

Title:

ATTACHMENT

The DelMorgan Engagement Agreement